Pension and Other Postretirement Employee Benefit Plans (Components of Net Periodic Pension and Postretirement Benefit (Cost)) (FY) (Details) - Pension benefit plans - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ (5)	$ (6)
Interest cost	(4)	(1)
Expected return on plan assets	4	2
Amortization of prior service credit	1	1
Amortization of net loss	0	(1)
Net periodic pension cost	$ (4)	$ (5)